UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 22, 2008 (May 21, 2008)

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53147	98-0575209
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
People's Republic of China
(Address of Principal Executive Offices)

(+86) 755 -8370-8333
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.

On May 21, 2008, China Information Security Technology, Inc. (the "Company"), received approval to list its securities on The Nasdaq Global Select Market ("Nasdaq"). The symbol for the Company's common stock on Nasdaq will be "CPBY."  The Company will begin trading under the new symbol on or about May 23, 2008.

The Company's press release regarding the approval is attached to this current report as Exhibit 99.1.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated May 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INFORMATION SECURITY TECHNOLOGY, INC.

By: /s/ Jiang Huai Lin
Jiang Huai Lin
Dated: May 22, 2008	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated May 22, 2008.